CONCENTRATION OF CREDIT RISK	9 Months Ended
Sep. 30, 2025
CONCENTRATION OF CREDIT RISK
CONCENTRATION OF CREDIT RISK

17. CONCENTRATION OF CREDIT RISK

Financial instruments that are potentially subject to significant concentration of credit risk consist of cash and cash equivalents, restricted cash, short-term investments, and other receivables. The carrying amounts of cash and cash equivalents and short-term investments represent the maximum amount of loss due to credit risk. As of September 30, 2025 and December 31, 2024, substantially all of the Group’s cash and cash equivalents and short-term investments were held by major financial institutions located in the United States. Management believes these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions. With respect to the other receivables, the Group performs on-going credit evaluations of the financial condition of its customers and counterparties.